Exhibit 10.2
                                                                  EXECUTION COPY

                             TRUST AGREEMENT FOR THE

                                DEFERRAL PLAN FOR

                          SENIOR EXECUTIVE OFFICERS OF

                             TRIARC COMPANIES, INC.

            Triarc Companies, Inc., a Delaware corporation (the "Company"), and Wilmington Trust Company, a Delaware bank and trust company ("Trustee"), have as of January 23, 2001 (the "Effective Date") entered into this grantor trust agreement ("Trust Agreement"), established under the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc., a copy of which is attached hereto, as amended, supplemented or restated from time to time (the "Plan"), as herein set forth.

            WHEREAS, Company has adopted the Plan;

            WHEREAS, Company has incurred or expects to incur liability under the terms of the Plan with respect to Peter May (the "Participant") who is an individual participating in the Plan;

            WHEREAS, Company wishes to establish a trust, which shall be known as the "Triarc Companies, Inc. Deferral Plan Trust" (the "Trust"), and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's "Insolvency," as herein defined, until paid to the Participant or his beneficiary(ies), as the case may be, in such manner and at such times as specified in the Plan;

            WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and, if the Plan is determined to be subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), that this Trust shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of ERISA;

            WHEREAS, it is the intention of Company to make contributions to the Trust to provide the Trust with a source of funds to assist it in the meeting of its liabilities under the Plan;

            NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

        Section 1.  Establishment of Trust

     (a) Company hereby deposits with Trustee in trust $7.5 million, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

     (b) The Trust hereby established shall be irrevocable.

     (c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.

     (d) The principal of the Trust, and any earnings thereon (the "Trust Fund") shall be held separate and apart from the Company's other funds and shall be used exclusively for the uses and purposes of the Participant and Company's general creditors as herein set forth. The Participant and his beneficiary(ies) shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of the Participant and his beneficiary(ies) against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event the Company is Insolvent, as defined in Section 3(a) herein.

     (e) Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor the Participant and his beneficiary(ies) shall have any right or duty to compel such additional deposits or determine the sufficiency thereof.

     (f) If the Plan is determined to be subject to ERISA, the Company shall use reasonable commercial efforts at all times to cause the Plan and this Trust to have characteristics supporting a determination that it is an arrangement constituting an unfunded Plan maintained for the purpose of providing deferred compensation to a select group of management or highly compensated employees for purposes of Title I of ERISA.

        Section 2.  Payments to Participant and His Beneficiary(ies).


     (a) Company shall deliver to the Trustee a schedule (the "Payment Schedule") that (i) indicates the amounts payable in respect of the Participant and his beneficiary(ies), and (ii) provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. The Trustee acknowledges that the information described in clause (ii) of the preceding sentence is directly or indirectly (through actions of the Committee provided for under the Plan document) contained in such Plan document, as it may be amended from time to time, which shall constitute the Payment Schedule for this purpose; provided, however, that the Company (directly or through the Committee) shall be responsible for promptly notifying the Trustee in writing of any event, including, without limitation, any Participant election or Committee action or exercise of discretion, affecting the timing, amount or composition of any payment to the Participant and his beneficiary(ies) under the Plan. Except as otherwise provided herein, Trustee shall make payments to the Participant and his beneficiary(ies) in accordance with the Payment Schedule. The Company shall provide in writing to the Trustee any and all information the Trustee reasonably believes necessary for the Trustee or its agent to make any determination as to payments to the Participant and his beneficiary(ies), tax reporting, tax withholding or otherwise not less than thirty (30) calendar days prior to the time the payments must be made, or as soon as practicable thereafter if the event causing the payment obligation was not reasonably foreseeable by the Company prior to such 30-day period. The Trustee or its agent shall not be required to make any such determination for which the Company has not provided information requested by the Trustee.

     (b) The Trustee shall make provision for the reporting and withholding of any federal taxes that may be required to be withheld with respect to the payment of benefits from the Trust Fund pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company. The Trustee shall make provision for the reporting and withholding of any state or local taxes that may be required with respect to the payment of benefits only as directed by the Company.

     (c) The Company shall from time to time pay taxes of any and all kinds whatsoever that at any time are lawfully levied or assessed upon or become payable in respect of the Trust Fund, the income or any property forming a part thereof or any security transaction pertaining thereto. To the extent that any taxes lawfully levied or assessed upon the Trust Fund are not paid by the Company, the Trustee shall have the power to pay such taxes out of the Trust Fund and shall seek reimbursement from the Company. Prior to making any payment, the Trustee may require such releases or other documents from any lawful taxing authority, as it shall deem necessary. The Trustee shall contest the validity of taxes in any manner deemed appropriate by the Company or its counsel, but at the Company's expense, and only if it has received an indemnity bond or other security satisfactory to it to pay any such expenses. The Trustee shall not be liable for any non-payment of tax when it distributes an interest hereunder on directions from the Company.

     (d) In the case of any dispute as to the payment of benefits from the Trust Fund pursuant to the terms of the Plan, the entitlement of the Participant or his beneficiary(ies) to benefits under the Plan shall be determined by the Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan. Any such determination by the Company or such party shall be provided to the Trustee in writing not less than five (5) business days (or as soon thereafter as practicable) prior to the time by which the Trustee must act thereupon. The Trustee or its agent shall not be required to make any such determination.

     (e) The Company may make payment of benefits directly to the Participant or his beneficiary(ies) as they become due under the terms of the Plan. The Company shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Company shall make the balance of each such payment as it falls due. At least five (5) business days prior to any scheduled payment, the Trustee shall notify the Company, in writing, where principal and earnings are not sufficient to make scheduled payment.

        Section 3. Trustee Responsibility Regarding Payments to Trust Beneficiary When Company is Insolvent.

     (a) The Trustee shall cease payment of benefits to the Participant and his beneficiary(ies) if the Company is "Insolvent." The Company shall be considered "Insolvent" for purposes of this Trust Agreement (i) if the Company is unable to pay its debts as they become due, or (ii) while the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     (b) At all times  during the  continuance  of this  Trust,  as  provided in
Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below.

            (1) The Company's Board of Directors acting in such capacity, and any Executive Vice President who is not a Plan participant or, if none, any Senior Vice President who is not a Plan participant or, if none, any Vice President who is not a Plan participant (the "Ranking Officer"), shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company notifies the Trustee that the Company has become Insolvent, the Trustee shall provide the Board of Directors with a copy of such writing and absent the Company's provision of an independent expert's opinion reasonably satisfactory to the Trustee that the Company is not Insolvent, the Trustee shall discontinue payment of benefits to the Participant or his beneficiary(ies).

            (2) Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from a member of the Company's Board of Directors or the Ranking Officer or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent.

            (3) If at any time the Trustee has received a written notice containing information or allegations described in Section 3(b)(1) that
` the Company is Insolvent, the Trustee shall discontinue payments to the Participant or his beneficiary(ies) and shall hold the assets of the Trust for the benefit of the Company's general creditors (including the Participant or His beneficiary(ies)) until such time as it is determined that the Company is not Insolvent as provided in 3(b)(1) above. Nothing in this Trust Agreement shall in any way diminish any rights of the Participant or his beneficiary(ies) to pursue their rights as general creditors of the Company with respect to benefits due under the Plan or otherwise.

            (4) The Trustee shall resume the payment of benefits to the Participant or his beneficiary(ies) in accordance with Section 2 of this Trust Agreement only after it has been demonstrated to the Trustee's reasonable satisfaction that the Company is not Insolvent (or is no longer Insolvent).

     (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to the Participant or his beneficiary(ies) under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Participant or his beneficiary(ies) by the Company in lieu of (but not in addition to) the payments provided for hereunder during any such period of discontinuance.

        Section 4.  Payments to the Company.

     Except as provided in Section 3 hereof, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payments of benefits have been made to the Participant and his beneficiary(ies) pursuant to the terms of the Plan.

        Section 5.  Investment Authority.

     The Trustee shall have, without exclusion, all powers conferred on the Trustee by applicable law, unless expressly provided otherwise herein, and all rights associated with assets of the Trust shall be exercised by the Trustee, and shall in no event be exercisable by or rest with the Participant. The Trustee shall have full power and authority to invest and reinvest the Trust Fund in any investment permitted by law, exercising the judgment and care that persons of prudence, discretion and intelligence would exercise under the circumstances then prevailing considering the probable income and safety of their capital, including, without limiting the generality of the foregoing, the power:

     (a) To invest and reinvest the Trust Fund, together with the income therefrom, in common stock, membership or partnership interests, preferred stock, mutual or hedge funds, bonds, mortgages, notes, time certificates of deposit, commercial paper and other evidences of indebtedness (including those issued by the Trustee or any of its affiliates), other securities, policies of life insurance, annuity contracts, options to buy or sell securities or other assets, and other property of any kind (personal, real or mixed, and tangible or intangible);

     (b) To deposit or invest all or any part of the assets of the Trust Fund in savings accounts or certificates of deposit or other deposits which bear a reasonable interest rate in a bank, including the commercial department of the Trustee, if such bank is supervised by the United States or any state;

     (c) To hold, manage, improve and control all property, real or personal, forming part of the Trust Fund and to sell, convey, transfer, exchange, partition, lease for any term, even extending beyond the duration of this Trust, and otherwise dispose of the same from time to time in such manner, for such consideration and upon such terms and conditions as the Trustee shall determine;

     (d) To have, respecting securities, all the rights, powers and privileges of an owner, including the power to give proxies, pay assessments and other sums deemed by the Trustee to be necessary for the protection of the Trust Fund, to vote any corporate stock either in person or by proxy, with or without power of substitution for any purpose. To participate in voting trusts, pooling agreements, foreclosures, reorganizations, consolidations, mergers and liquidations and, in connection therewith, to deposit securities with and transfer title to any protective or other committee under such terms as the Trustee may deem advisable; to exercise or sell stock subscriptions or conversion rights; and regardless of any limitation elsewhere in this document relative to investment by the Trustee, to accept and retain as an investment any securities or other property received through the exercise of any of the foregoing powers;

     (e) To hold in cash, without liability for interest, such portion of the Trust Fund which, in its discretion, shall be reasonable under the circumstances, pending investments or payments of expenses, or the distribution of benefits;

     (f) To take such actions as may be necessary or desirable to protect the Trust Fund from loss due to the default on mortgages held in the Trust including the appointment of agents or trustees in such other jurisdictions as may seem desirable, to transfer property to such agents or trustees, to grant such powers as are necessary or desirable to protect the Trust or its assets, to direct such agents or trustees, or to delegate such power to direct and to remove such agents or trustees;

     (g) To employ such agents, including investment advisors, custodians, sub-custodians and counsel as may be reasonably necessary and to pay them reasonable compensation; to settle, compromise or abandon all claims and demands in favor of or against the Trust assets;

     (h) To cause title to property of the Trust to be issued, held or registered in the individual name of the Trustee or in the name of its nominee(s) or agents, or in such form that title will pass by delivery;

     (i) To exercise all of the further rights, powers, options and privileges granted, provided for or vested in trustees generally under the laws of the State of New York, so that powers conferred upon the Trustee herein shall not be in limitation of any authority conferred by law, but shall be in addition thereto;

     (j) To borrow money from any source (including the Trustee) and to execute promissory notes, mortgages, or other obligations and to pledge or mortgage any Trust assets as security;

     (k) To lend certificates representing stocks, bonds, or other securities to any brokerage or other firm selected by the Trustee;

     (l) To use securities, depositories or custodians and to allow such securities as may be held by a depository or custodian to be registered in the name of such depository or its nominee or in the name of such custodian or its nominee;

     (m) To invest the Trust Fund from time to time in one or more investment funds, which funds shall be registered under the Investment Company Act of 1940 (including companies with respect to which the Trustee or an affiliate is the investment adviser or provides other services for which it is compensated by the funds, and which compensation shall be in addition to the compensation of the Trustee hereunder);

     (n) To invest in securities (including stock or rights to acquire stock) or obligations issued by Company; and

     (o) To do all other acts necessary or desirable for the proper administration of the Trust Fund, as if the Trustee were the absolute owner thereof. However, nothing in this section shall be construed to mean the Trustee assumes any responsibility for the performance of any investment made by the Trustee in its capacity as trustee under this Trust Agreement. Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

     All rights associated with assets of the Trust Fund shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with the Participant. The Company shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

     Notwithstanding anything in the foregoing provisions of this Section 5 to the contrary, the Trustee shall invest the assets of the Trust Fund and take all investment-related actions, including, without limitation, all actions pursuant to clause (d) above, as directed in writing by (i) an investment manager appointed by the Company pursuant to Section 2.2 of the Plan, or (ii) as to any assets of the Trust Fund as to which no such investment manager has been appointed, the Company. The Trustee shall not be responsible for (i) determining the appropriateness of any direction set forth in clause (i) or (ii) of the preceding sentence or (ii) failing to act with respect to the investment of the assets of the Trust Fund in the absence of direction from the Company or an investment manager appointed by the Company pursuant to Section 2.2 of the Plan; provided, however, that, except as otherwise directed by the Company or an investment manager appointed by the Company pursuant to Section 2.2 of the Plan, the Trustee may invest idle cash in a readily liquid short-term investment, including, without limitation, in any money market mutual fund described in
Section 5(m) above within the Wilmington family of mutual funds. The Trustee and the Company acknowledge that the intent of the parties is that the investment of the assets of the Trust match the deemed investments of the "Deferred Bonus Account" (as defined in the Plan) on the books and records of the Company attributable thereto.

        Section 6.  Disposition of Income.

     During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

        Section 7.  Accounting by the Trustee.

     The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within 60 days following the close of each calendar year and such other times as the Company may request (but not more frequently than once per calendar month) and within 60 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

        Section 8.  Responsibility of the Trustee.

     (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company or its Board of Directors which is contemplated by, and in conformity with, the terms of the Plan or this Trust Agreement and is given in writing by the Company or its Board of Directors. In the event of a dispute between the Company and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

     (b) If the Trustee undertakes or defends any administrative, adversarial or other litigation or proceeding or enforcement action arising in connection with this Trust, including, without limitation, any successful action against the Company to enforce the indemnification provisions of this Trust Agreement, the Company agrees to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including without limitation, reasonable attorney's fees and expenses) relating thereto and the Company shall be primarily liable for such payments. Moreover, the Company shall indemnify and hold the Trustee harmless from and against all loss or liability (including expenses and reasonable attorneys' fees), to which it may be subject by reason of its execution of its duties under this Trust Agreement, or by reason of any acts taken in good faith in accordance with any directions, or acts omitted in good faith due to absence of directions, from the Company or the Committee unless, and only to the extent, such loss or liability is due to the Trustee's gross negligence or willful misconduct. The Company will, upon notice, pay monthly in arrears to or on behalf of the Trustee, all reasonable attorneys' fees and expenses incurred by the Trustee. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust without notice to any party. If the Trustee receives notice of the assertion of any claim or of the commencement of any action or proceeding against the Trustee by any person other than the Company or an affiliate of the Company (a "Third Party Claim"), the Trustee will give the Company reasonable prompt written notice thereof. The Company will have the right to participate in or, by giving written notice to the Trustee, to elect to assume the defense of any litigation or proceeding at the Company's expense and by the Company's counsel (provided such counsel is reasonably satisfactory to the Trustee), and the Trustee will cooperate in good faith in such defense. If within ten calendar days after giving notice of a Third Party Claim to the Company, the Trustee receives written notice from the Company that the Company has elected to assume the defense of the Third Party Claim, the Company will not be liable for any legal expenses subsequently incurred by the Trustee in connection with the defense thereof; provided, however, that if the Trustee is advised in writing by its counsel that it needs separate counsel based on a conflict of interest, the Trustee may assume its own defense, and the Company will be liable for all reasonable legal fees, costs and expenses paid or incurred in connection therewith in accordance with the terms of this Agreement. Without the prior written consent of the Trustee which will not be unreasonably withheld or delayed, the Company will not enter into any settlement of any Third Party Claim which would lead to liability or create any financial or other obligation on the part of the Trustee for which the Trustee is not entitled to indemnification hereunder. Without the prior written consent of the Company which will not be unreasonably withheld or delayed, the Trustee will not enter into any settlement of any Third Party Claim which would create any financial or other liability on the part of the Company or the Participant.

     (c) Subject to Section 8(b) above, the Trustee may consult with legal counsel (who may also, but need not, be counsel for Company) generally with respect to any of its duties or obligations hereunder at Company's expense which, should it remain unpaid, may be paid from the Trust without prior notice to any party (but the Trustee shall give notice of such action within three (3) business days thereof). The Trustee shall incur no liability to any person for acting or refraining from acting in accordance with the advice of such counsel.

     (d) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals (other than legal counsel, the Trustee's right to which is described in Section 8(b) and (c) above) to assist it in performing any of its duties or obligations hereunder at the Company's expense which, should it remain unpaid, may be paid from the Trust without prior notice to any party (but the Trustee shall give notice of such action within three (3) business days thereof). The Trustee shall incur no liability to any person for acting or refraining from acting in accordance with the advice of such agents, accountants, actuaries, investment advisors, financial consultants or other professionals.

     (e) Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein; provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy. The Trustee shall not be liable for the failure or inability of an insurance company to pay the proceeds of any policy when due, and in no event shall the Trustee have any responsibility or liability with respect to the selection or monitoring of any insurance policies held in the Trust or the insurers issuing such policies or the payment of premiums with respect to such policies.

     (f) The Company has represented to the Trustee that the Plan either (i) is not subject to ERISA, or (ii) is a "top-hat" plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, which is exempt from the provisions of Part 4 of Title I of ERISA. The Trustee is entering into this Agreement in reliance upon the Company's representation. Accordingly, in the event that the Plan is subject to ERISA and fails to qualify as a top-hat plan exempt from ERISA, then notwithstanding any other provision of this Agreement to the contrary, the Company will indemnify and hold the Trustee harmless from all liabilities, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) that the Trustee incurs as a result of a breach of fiduciary duty under ERISA arising from any action taken, or omitted to be taken, by the Trustee in good faith in accordance with this Agreement. In such event, the Company will, upon notice, pay monthly in arrears to or on behalf of the Trustee, all reasonable attorneys' fees and expenses incurred by the Trustee. In the event that the Trustee is determined to have incurred any liability as a result of the Trustee's gross negligence or willful misconduct, the Trustee will promptly reimburse the Company for all legal fees and expenses paid by the Company to or on behalf of the Trustee.

     (g) In the event that the Trustee is named in a lawsuit or proceeding involving the Plan or the Trust Fund, the Trustee shall be entitled to receive payments on a current basis pursuant to the indemnity provisions provided for in this Section; provided, however, that if the final judgment entered in the lawsuit or proceeding holds that Trustee is guilty of gross negligence or willful misconduct with respect to the Trust Fund, the Trustee shall be required to refund the indemnity payments that it has received.

     (h) All releases and indemnities provided in this Trust Agreement shall survive the termination of this Trust Agreement. The Company shall indemnify and hold harmless the Trustees for any actions of a prior Trustee.

     (i) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

     (j) Upon the expiration of ninety (90) days from the date of any Trustee account statement, the Trustee shall be forever released and discharged from all liability and further accountability to the Company or any other person with respect to the accuracy of such account statement and all acts and failures to act of the Trustee reflected thereon, except to the extent that the Company, within such 90-day period, shall file with the Trustee specific, written objections to the account statement and, in any event, except to the extent that such accuracy, acts and failures to act are not readily discernible from a reasonable review of such account statement. To the extent not excepted pursuant to the preceding sentence, neither the Company, the Participant nor any other person shall be entitled to any additional or different accounting by the Trustee, and the Trustee shall not be compelled by the Company to file in any court any additional or different accounting. For purposes of regulations promulgated by Federal banking authorities, the Trustee's account statements shall be sufficient information concerning securities transactions effected for the Trust, provided that so long as the Trustee is directed with respect to the investment of the Trust, the Company or the investment manager, as the case may be, shall have the right, upon written request, to receive at no additional cost written confirmations of such securities transactions, which shall be mailed or otherwise furnished by the Trustee within the timeframe required by applicable regulations.

        Section 9.  Compensation and Expenses of Trustee.

     (a) The Trustee shall be entitled to reasonable compensation for its services as agreed upon between the Trustee and the Company and as set forth from time to time in Schedule I attached hereto and incorporated herein by this reference. If the Trustee and the Company fail to agree upon a compensation agreement, the Trustee shall be entitled to compensation at a rate equal to the rate charged by the Trustee for similar services rendered by it during the current fiscal year for other trusts similar to this Trust. The Trustee's compensation and expenses shall be paid by the Company. The Trustee is authorized to withdraw such amounts from the Trust Fund if the Company fails to pay them within sixty (60) days of presentation of a statement of the amounts due and the Trustee shall notify the Company of any such action within three (3) business days thereof.

     (b) The Trustee is authorized to incur reasonable expenses in connection with the administration of the Trust including but not limited to, fees and expenses incurred pursuant to Section 8(c) and Section 8(d). Such expenses shall be paid by the Company. The Trustee is authorized to pay such amounts from the Trust Fund if the Company fails to pay them within sixty (60) days of presentation of a statement of the amounts due and the Trustee shall notify the Company of any such action within three (3) business days thereof.

        Section 10. Resignation and Removal of Trustee.

     (a) The Trustee may resign at any time by written notice to the Company, which shall be effective 30 days after receipt of such notice unless the Company and the Trustee agree otherwise.

     (b) The Trustee may be removed by the Company on 30 days written notice or upon shorter written notice accepted by the Trustee.

     (c) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all Trust Fund assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 45 days after receipt of notice of successor trustee's acceptance of appointment or such longer period as the Company may designate in writing.

     (d) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraph (a) or (b) of this section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust. For purposes of this section, any successor Trustee may not be an affiliate of the Company. An affiliate of the Company includes any person directly or indirectly through on or more intermediaries controlling, controlled by or under common control with the Company.

        Section 11. Appointment of Successor.

     (a) If the Trustee resigns (or is removed) in accordance with Section 10(a) or (b) hereof, the Company may appoint any third party, such as a bank trust department, that may be granted corporate trustee powers under federal or state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new trustee, who shall have all of the rights and powers of the former trustee, including ownership rights in the Trust assets upon transfer of same to the new trustee. The former trustee shall execute any instrument necessary or reasonably requested by the Company or the successor trustee to evidence the transfer.

     (b) Any successor trustee appointed by a court pursuant to the second sentence of Section 10(d) hereof shall be any third party, such as a bank trust department, that may be granted corporate trustee powers under federal or state law. The appointment of a successor trustee shall be effective when accepted in writing by the new trustee. The new trustee shall have all the rights and powers of the former trustee, including ownership rights in Trust assets upon transfer of same to the new trustee. The former trustee shall execute any instrument necessary or reasonably requested by the successor trustee to evidence the transfer.

     (c) The successor trustee need not examine the records and acts of any prior trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor trustee shall not be responsible for, and the Company shall indemnify and defend the successor trustee from, any claim or liability resulting from any action or inaction of any prior trustee or from any other past event, or any condition existing at the time it becomes successor trustee.

        Section 12. Amendment or Termination.

     (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof.

     (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Company. Such remaining assets shall be paid by the Trustee to the Company in such amounts and in the manner instructed by the Company, whereupon the Trustee shall be released and discharged from all obligations hereunder. From and after the date of termination, and until final distribution of the Trust Fund, the Trustee shall continue to have all of the powers provided herein as are necessary or expedient for the orderly liquidation and distribution of the Trust Fund.

        Section 13. Legal Defense Fund; Claims Against the Trustee or the Trust.

     (a) If so instructed, in writing, by the Company in its sole discretion, the Trustee shall establish within the Trust Fund a separate fund, hereinafter referred to as a "Legal Defense Fund." The Legal Defense Fund shall consist of such portions of the Company's contributions to the Trust as the Company shall specify in writing at the time of contribution, together with all income, gains and losses and proceeds from the investment, reinvestment and sale thereof, less all payments therefrom and expenses charged thereto in accordance with the provisions of this Agreement. Subject to Section 3, the Legal Defense Fund shall be held and administered by the Trustee for the purpose of defraying the costs and expenses incurred by the Participant and his beneficiary(ies) associated with the enforcement of their rights under the Plan by litigation or other legal action and by the Trustee in performing its duties under this Section.

     (b) The Legal Defense Fund, if any, shall be maintained and administered as a separate segregated account; provided, however, that the assets of the Legal Defense Fund may be commingled with all other assets of the Trust, and with the assets of any other Trust, solely for investment purposes.

     (c) If legal proceedings are brought against the Trustee by the Company or another party seeking to invalidate any of the provisions of this Agreement or the Trust, or seeking to enjoin the Trustee from paying any amounts from the Trust or from taking any other action otherwise required or permitted to be taken by the Trustee under this Agreement, the Trustee shall take all steps that may be necessary in such proceeding to uphold the validity and enforceability of the provisions of this Agreement. The Trustee shall be empowered to retain counsel and other appropriate experts, including actuaries and accountants, to assist it in making any determination under this Section 13. All costs and expenses incurred by the Trustee in connection with any such proceeding (including, without limitation, the payment of reasonable fees, costs and disbursements of any counsel, actuaries, accountants or other experts retained by the Trustee in connection with such proceeding) shall be charged to and paid from the Legal Defense Fund, if any. To the extent the Trustee's legal fees and expenses exceed the amount available in the Legal Defense Fund, if any, such fees and expenses shall be paid by the Trustee from the assets of the Trust Fund unless promptly paid by the Company.

     (d) If the Participant or his beneficiary(ies) notifies the Trustee in writing that the Company has refused to pay a claim asserted by the Participant or his beneficiary(ies) under the Plan, the Participant or such beneficiary(ies) ("Claimant") may demand payment from the Legal Defense Fund, if any, with respect to expenses incurred in connection with the initiation or defense of any litigation or other legal action by or against the Company or any director, officer, stockholder or other person affiliated with the Company. Such demand shall be made in writing by delivering to the Trustee within 90 days following the date the Claimant incurs such expenses (i) a certification signed by the Claimant that the Company is in default in paying its obligations under the Plan, and (ii) itemizing in reasonable detail in a form acceptable to the Trustee the expenses payable by the Legal Defense Fund, if any.

     (e) In the event that on the date a Claimant's expenses are to be paid from the Legal Defense Fund other expenses have been claimed but not yet paid and the aggregate amount of all claims exceeds the amount available in the Legal Defense Fund, the Company shall be obligated to make an additional contribution to the Legal Defense Fund. In the event the Company fails to make such additional contribution, the Trustee shall promptly advise the Claimant and shall only pay that portion of the amount of the claim to each Claimant determined by multiplying such Claimant's expenses by a fraction the numerator of which is the amount held in the Legal Defense Fund and the denominator or which is the aggregate expenses claimed by all Claimants. This Section 13(e) shall apply only on and following the time that the Company instructs the Trustee to establish the Legal Defense Fund in accordance with Section 13(a).

     (f) Notwithstanding any provision herein to the contrary, the Trustee shall be required to act under this Section 13 (other than in respect of Section 13(c)) only to the extent there are sufficient amounts available in the Legal Defense Fund to defray the costs and expenses the Trustee reasonably anticipates will be incurred in connection with such action.

     (g) The Legal Defense Fund, if any, shall continue to be held and administered by the Trustee for the purposes described in Section 13 until such time as all benefits to which the Participant and his beneficiary(ies) are entitled under the Plan shall have been paid in full to the Participant or his beneficiary(ies). Any balance then remaining in the Legal Defense Fund shall be distributed to the Company.

        Section 14. Miscellaneous.

     (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     (b) Benefits payable to the Participant and his beneficiary(ies) under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

     (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York, to the extent not preempted by ERISA.

     (d) This Trust Agreement shall be binding on, and the powers granted to the Company and the Trustee, respectively, shall be exercisable by the respective successors and assigns of the Company and the Trustee. Any corporation that succeeds to substantially all of the business of the Trustee by merger, consolidation, purchase or otherwise shall upon succession and without appointment or other action by the Company be and become successor Trustee hereunder.

     (e) Any communication to the Trustee, including any notice, direction, designation, certification, order, instruction or objection shall be in writing and signed by the person authorized under the Plan or the Trust Agreement to govern same. The Trustee shall be fully protected and indemnified by the Company in acting in accordance with such written communications. Any notice required or permitted to be given hereunder shall be deemed given if written and hand delivered, mailed, postage prepaid, certified mail, return receipt requested or transmitted by facsimile to the Company or the Trustee at the following address or such other address as a party may specify, provided that notices to the Trustee shall be deemed effective only upon receipt:

                (i)     if to the Company:

                        Triarc Companies, Inc.
                        280 Park Avenue
                        New York, New York   10017
                        Facsimile No.:  (212) 451-3216
                        Attention:  General Counsel

                (ii)    If to the Trustee:

                        Wilmington Trust Company, as Trustee
                        1100 North Market Street
                        Wilmington, Delaware  19890
                        Facsimile No.:  (302) 651-1312
                        Attention:  Corporate Retirement and
                                    Custody Services Division

     (f) Any obligation of the Company and/or the Trust to pay the Trustee amounts pursuant to any provision of this Trust Agreement shall survive any amendment or termination hereof or the Trustee's resignation or removal.

            IN WITNESS WHEREOF the Company and the Trustee have signed this Trust Agreement as of the date first written above.

                                    TRIARC COMPANIES, INC.


                                    By: /s/ Brian L. Schorr
                                        -------------------
                                        Name: Brian L. Schorr
                                        Title:   Executive Vice
                                        President



                                    WILMINGTON TRUST COMPANY


                                    By: /s/ Nazareno J. Regalbuto
                                        -------------------------
                                        Name: Nazareno J. Regalbuto
                                        Title:   Vice President






                                   Schedule I
                                 Trustee's Fees

The Trustee's compensation shall be equal to 10 basis points (.0010) per annum of the aggregate market value of the assets of the Trust, payable quarterly in arrears with a minimum annual fee of $5,000.

This fee arrangement shall be in effect through January 1, 2004. Thereafter, the Trustee may increase its annual compensation but such increase shall not exceed the lesser of: (i) 15%; and (ii) 50% of the Trustee's posted fee schedule for comparable accounts then in effect. Any such increase shall remain in effect until January 1, 2006 and thereafter until another fee arrangement is agreed upon by the Trustee and the Company.

Notwithstanding the foregoing, in the event of a material change in the custodial services of the Trustee under the Trust Agreement or if the Trustee is required to perform material services in addition to the Trustee's custodial responsibilities and responsibilities pursuant to the investment directions given to the Trustee by the Company or any investment manager appointed by the Company pursuant to Section 2.2 of the Plan, the Trustee reserves the right to receive additional reasonable compensation as agreed upon with the Company. In the event the Trustee is engaged to provide investment management services (other than cash management services as provided in Section 5 of the Trust Agreement), the Trustee will be entitled to receive additional reasonable compensation as agreed upon with the Company.